The Merger Fund®

Virtus Event Opportunities Trust

Supplement dated December 19, 2025 to Statutory Prospectus applicable to The Merger Fund® and

Virtus Event Opportunities Trust (the “Prospectus”) dated April 28, 2025

Important Notice to Investors

Effective January 1, 2026, Virtus Westchester Credit Event Fund will change its dividend distribution frequency to monthly.

As a result, the first sentence in the “Dividends, Distributions and Taxes” section beginning on page 53 of the Prospectus will be replaced with the following disclosure and an associated table:

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
The Merger Fund®	Annually
Virtus Westchester Credit Event Fund	Monthly
Virtus Westchester Event-Driven Fund	Annually

Investors should retain this supplement with the Prospectus for future reference.

TMF-VEOT 7089/ Westchester Distribution Frequency Change (12/2025)